UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2026

Lineage Cell Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

California	001-12830	94-3127919
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2173 Salk Avenue, Suite 200
Carlsbad, California		92008
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (442) 287-8990

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares	LCTX	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders (the “Annual Meeting”) of Lineage Cell Therapeutics, Inc. (the “Company”), was held on June 10, 2026 and involved the election of directors of the Company and two other matters voted upon by the Company’s shareholders. The matters voted upon at the Annual Meeting are described in detail in the Company’s definitive proxy statement for the Annual Meeting (the “Proxy Statement”), which was filed with the U.S. Securities and Exchange Commission on April 29, 2026, and is incorporated herein by reference. Below is a brief description of each such matter and the final voting results, including the number of votes cast for, withheld or against, the number of abstentions and the number of broker non-votes with respect to each matter, as applicable. Voting results are, when applicable, reported by rounding fractional share voting down to the nearest whole number.

1.
Shareholders elected the seven nominees named below to the Company’s board to hold office until the Company’s 2027 annual meeting of shareholders and until their respective successors are duly elected and qualified by the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Michael H. Mulroy	90,383,337	1,201,448	73,917,854
Dipti Amin	90,428,362	1,156,423	73,917,854
Deborah Andrews	90,328,622	1,256,163	73,917,854
Angus C. Russell	90,464,859	1,119,926	73,917,854
Neal C. Bradsher	90,514,702	1,070,083	73,917,854
Brian M. Culley	89,917,990	1,666,795	73,917,854
Anula Jayasuriya	90,549,317	1,035,468	73,917,854

2.
Shareholders ratified the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
163,825,928	659,670	1,017,041	—

3.
Shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as set forth in the Proxy Statement, by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
88,328,168	2,600,932	655,685	73,917,854

Item 8.01 Other Events.

As previously reported, in January 2026, the Company applied for a Clinical Trial (CLIN2) award (the “CIRM Grant”) from the California Institute for Regenerative Medicine (“CIRM”) to support continued clinical development of OPC1 for the treatment of spinal cord injuries (“SCI”). On June 9, 2026, following comments to the application received by the Company from CIRM, the Company elected to withdraw its application for the CIRM Grant. The withdrawal of the application does not impact the Company’s current and planned development of OPC1 in the ongoing DOSED (Delivery of Oligodendrocyte Progenitor Cells for Spinal Cord Injury: Evaluation of a Novel Device) clinical study to evaluate the safety and utility of a novel spinal cord delivery device designed to administer OPC1 to the spinal parenchyma in both subacute (between 21 to 42 days following injury) and chronic (between 1 to 5 years following injury) SCI participants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lineage Cell Therapeutics, Inc.

Date:	June 12, 2026	By:	/s/ George A. Samuel III
		Name: Title:	George A. Samuel III General Counsel and Corporate Secretary